               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 3,
2000


                   THE POTOMAC EDISON COMPANY
     (Exact name of registrant as specified in its charter)

Maryland and
Virginia                  1-3376-2              13-5323955
(State or other           (Commission File      (IRS Employer
 jurisdiction of          Number)               Identification
 incorporation)                                 Number)


                     10435 Downsville Pike
                   Hagerstown, MD 21740-1766

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301) 790-3400

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Item 7    Financial Statements and Exhibits

               (c)  Exhibits

          Ex. 99.1  Audited  Financial Statements of The  Potomac
                    Edison  Company  for the year ended  December
                    31, 1999.

          Ex. 99.2  Management's  Discussion  and   Analysis   of
                    Financial Condition and Results of Operations for the year ended December 31, 1999.








                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                The Potomac Edison Company




Dated:  March 10, 2000           By:          /s/ Michael P. Morrell
                                Name:        Michael P. Morrell
                                Title:       Vice President


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                         EXHIBIT INDEX



           Ex.  99.1  Audited Financial
                      Statements of The Potomac Edison Company for the year ended December 31, 1999.

           Ex.  99.2  Management's
                      Discussion  and  Analysis  of  Financial
                      Condition and Results of Operations for the year ended December 31, 1999